UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2004

Item 1. Reports to Stockholders

Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

For a free copy of the fund's proxy voting guidelines, visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	16.60%	3.76%	7.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch® U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Notkin, Portfolio Manager of Fidelity® Capital & Income Fund

High yield continued its rally through most of the year that ended April 30, 2004, bolstered by strong demand from investors searching for yield, an economic recovery and a healthy rebound in equities. Fewer defaults and distressed credits, as well as the focus of corporate America on deleveraging and improving its balance sheets, also played major roles in high yield's advances. Since its most recent low on October 10, 2002, the asset class gained more than 40% through the end of April. For the past year overall, the Merrill Lynch® U.S. High Yield Master II Index rose 14.74%. Nearly every industry in the index had a positive return during the period. But one new trend did emerge: Recent performance was not led by the most speculative-grade credits. Instead, investors focused on the highest credit tiers beginning in early 2004. This flight to quality was sparked by geopolitical unrest, an increase in inflation and the potential for higher interest rates, contributing to a flat return in the final three months of the period.

For the 12 months ending April 30, 2004, the fund gained 16.60%, beating the Merrill Lynch U.S. High Yield Master II Index and the 13.82% return of the LipperSM High Current Yield Funds Average. The fund was helped by a handful of cable investments, especially two companies operating in the United Kingdom, NTL and Telewest. NTL recently emerged from a bankruptcy-related financial restructuring, while Telewest is expected to do so soon. Both issuers were able to generate better earnings, which investors were pleased to see. Cosmetics maker Revlon also performed well for the fund, thanks to the company's better-than-expected 2003 fourth-quarter earnings. Solutia was the fund's biggest relative detractor. This specialty chemical company experienced operational challenges during the period, especially with its nylon business. A second negative performer for the fund was Qwest, a provider of voice and data communications services. Qwest was hurt by weaker-than-expected earnings as well as by the market's increased skepticism about the telecommunications sector. Finally, bonds of Houghton Mifflin, a textbook publisher, did poorly during the period, as investors anticipated a weak market environment for 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Williams Companies, Inc.	3.3	3.0
Nextel Communications, Inc.	2.3	3.0
U.S. West Communications	2.1	0.0
Houghton Mifflin Co.	1.4	1.2
CSC Holdings, Inc.	1.2	1.4
	10.3
Top Five Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.5	12.9
Energy	12.2	11.1
Cable TV	11.7	12.2
Technology	4.7	3.3
Electric Utilities	4.6	8.2
Quality Diversification (% of fund's net assets)
As of April 30, 2004	As of October 31, 2003
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 1.1%	BBB 2.2%
BB 14.8%	BB 13.5%
B 47.8%	B 44.3%
CCC,CC,C 19.9%	CCC,CC,C 21.9%
D 0.4%	D 0.1%
Not Rated 2.5%	Not Rated 4.0%
Equities 9.7%	Equities 9.0%
Short-Term Investments and Net Other Assets 3.8%	Short-Term Investments and Net Other Assets 5.0%

We have used ratings from Moody's ® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2004 *		As of October 31, 2003 **
	Nonconvertible Bonds 84.1%		Nonconvertible Bonds 82.4%
	Convertible Bonds, Preferred Stocks 1.5%		Convertible Bonds, Preferred Stocks 3.2%
	Common Stocks 8.7%		Common Stocks 6.3%
	Other Investments 1.9%		Other Investments 3.1%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 5.0%
* Foreign investments	11.8%	** Foreign investments	8.5%

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Corporate Bonds - 84.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.5%
Electric Utilities - 0.1%
Mirant Corp. 2.5% 6/15/21 (c)	$ 3,250	$ 1,869
Energy - 0.0%
Parker Drilling Co. 5.5% 8/1/04	1,000	989
Technology - 0.4%
Atmel Corp. 0% 5/23/21	40,000	17,500
TOTAL CONVERTIBLE BONDS		20,358
Nonconvertible Bonds - 84.1%
Aerospace - 1.5%
BE Aerospace, Inc.:
8.5% 10/1/10	1,300	1,411
8.875% 5/1/11	23,625	22,798
Ship Finance International Ltd. 8.5% 12/15/13 (f)	30,655	30,042
Transdigm, Inc. 8.375% 7/15/11	4,440	4,662
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)	4,615	4,696
		63,609
Air Transportation - 3.0%
American Airlines, Inc. pass thru trust certificates:
6.978% 4/1/11	1,442	1,457
7.377% 5/23/19	19,714	14,785
7.379% 5/23/16	6,444	4,833
7.8% 4/1/08	3,195	3,035
AMR Corp.:
9% 8/1/12	11,140	9,413
10.2% 3/15/20	2,750	2,228
CHC Helicopter Corp. 7.375% 5/1/14 (f)	4,740	4,799
Continental Airlines, Inc. 8% 12/15/05	6,705	6,336
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	905	787
6.545% 2/2/19	4,048	3,947
6.795% 8/2/18	2,575	2,189
6.8% 7/2/07	486	422
6.9% 1/2/18	2,365	2,330
7.256% 9/15/21	1,824	1,820
8.307% 4/2/18	450	400
8.312% 10/2/12	1,810	1,548
8.321% 11/1/06	2,405	2,273
8.388% 5/1/22	4,727	3,994
Delta Air Lines, Inc. 8.3% 12/15/29	17,050	8,227
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	$ 1,215	$ 960
7.57% 11/18/10	2,000	1,945
7.711% 9/18/11	7,725	5,794
7.779% 11/18/05	9,315	7,452
7.779% 1/2/12	4,304	3,013
7.92% 5/18/12	13,430	11,062
Northwest Airlines Corp. 10% 2/1/09	7,670	6,059
Northwest Airlines, Inc.:
7.875% 3/15/08	2,000	1,480
8.875% 6/1/06	5,080	4,470
9.875% 3/15/07	2,000	1,680
Northwest Airlines, Inc. pass thru trust certificates:
7.575% 3/1/19	2,252	2,297
7.626% 4/1/10	1,238	1,053
7.691% 4/1/17	1,303	1,095
7.95% 9/1/16	1,027	873
8.304% 9/1/10	3,120	2,683
9.179% 10/1/11	4,727	3,829
		130,568
Automotive - 1.5%
Dana Corp. 9% 8/15/11	24,790	29,128
General Motors Corp. 8.25% 7/15/23	15,000	16,053
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)	2,400	2,616
Tenneco Automotive, Inc. 11.625% 10/15/09	1,597	1,741
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	2,781	3,170
11% 2/15/13	4,926	5,862
Visteon Corp. 7% 3/10/14	5,160	5,027
		63,597
Broadcasting - 1.3%
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	10,138	10,848
Granite Broadcasting Corp. 9.75% 12/1/10 (f)	25,700	25,186
Radio One, Inc. 8.875% 7/1/11	18,625	20,674
		56,708
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Building Materials - 0.8%
FIMEP SA 10.5% 2/15/13	$ 3,625	$ 4,191
Jacuzzi Brands, Inc. 9.625% 7/1/10	27,395	30,545
		34,736
Cable TV - 9.9%
Cablevision Systems Corp. 8% 4/15/12 (f)	47,170	47,052
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13 (f)	25,790	25,597
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (f)	48,782	50,611
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	9,780	8,044
0% 5/15/11 (d)	20,545	13,303
0% 1/15/12 (d)	5,000	3,150
9.92% 4/1/11	14,800	12,358
10% 4/1/09	690	604
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	11,150	11,052
CSC Holdings, Inc.:
6.75% 4/15/12 (f)	20,160	20,059
7.625% 4/1/11	6,460	6,735
7.625% 7/15/18	19,215	19,407
7.875% 12/15/07	1,000	1,065
7.875% 2/15/18	3,665	3,784
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	27,045	30,426
EchoStar DBS Corp. 6.375% 10/1/11 (f)	27,035	27,238
NTL Cable PLC 8.75% 4/15/14 (f)	18,910	19,430
PanAmSat Corp. 8.5% 2/1/12	7,855	8,896
Pegasus Communications Corp. 12.5% 8/1/07	1,035	787
Pegasus Satellite Communications, Inc. 11.25% 1/15/10 (f)	17,074	12,293
Rogers Cable, Inc.:
6.25% 6/15/13	820	828
7.875% 5/1/12	3,330	3,688
Telenet Group Holding NV 0% 6/15/14 (d)(f)	50,425	31,768
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)	22,795	13,563
11.25% 11/1/08 (c)	12,950	8,029
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Telewest PLC:
11% 10/1/07 (c)	$ 62,543	$ 39,402
yankee 9.625% 10/1/06 (c)	1,015	619
Videotron LTEE 6.875% 1/15/14	3,630	3,684
		423,472
Capital Goods - 1.0%
EaglePicher, Inc. 9.75% 9/1/13	11,450	12,538
Erico International Corp. 8.875% 3/1/12 (f)	5,940	6,059
Hexcel Corp. 9.75% 1/15/09	6,000	6,300
Invensys PLC 9.875% 3/15/11 (f)	14,650	15,492
Tyco International Group SA yankee 6.75% 2/15/11	2,215	2,389
		42,778
Chemicals - 3.5%
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	5,760	6,422
Georgia Gulf Corp. 7.125% 12/15/13 (f)	3,920	4,096
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(g)	9,000	9,360
11% 7/15/10 (f)	7,000	7,735
Huntsman ICI Chemicals LLC 10.125% 7/1/09	19,820	20,662
Huntsman ICI Holdings LLC 0% 12/31/09	47,300	24,123
Huntsman International LLC 9.875% 3/1/09	6,165	6,843
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	1,840	1,960
Lyondell Chemical Co.:
9.5% 12/15/08	1,250	1,309
9.625% 5/1/07	5,975	6,289
11.125% 7/15/12	12,795	14,202
Millennium America, Inc.:
9.25% 6/15/08	5,015	5,441
9.25% 6/15/08 (f)	1,255	1,362
Nalco Co. 7.75% 11/15/11 (f)	6,180	6,535
Phibro Animal Health Corp. 13% 12/1/07 unit (f)	8,600	9,245
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08	5,245	4,773
Resolution Performance Products LLC/RPP Capital Corp. 9.5% 4/15/10	3,220	3,284
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - continued
Solutia, Inc.:
6.72% 10/15/37 (c)	$ 1,185	$ 498
7.375% 10/15/27 (c)	33,440	14,045
		148,184
Consumer Products - 1.6%
Amscan Holdings, Inc. 8.75% 5/1/14 (f)	4,700	4,771
Elizabeth Arden, Inc. 7.75% 1/15/14 (f)	2,790	2,874
Jostens Holding Corp. 0% 12/1/13 (d)	4,290	2,874
Revlon Consumer Products Corp. 12% 12/1/05	44,090	49,822
Tempur-Pedic, Inc./Tempur Production USA, Inc. 10.25% 8/15/10 (f)	6,925	7,912
		68,253
Containers - 2.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	6,975	5,318
BWAY Corp. 10% 10/15/10	9,210	9,947
Crown Cork & Seal, Inc.:
7.375% 12/15/26	12,479	11,106
8% 4/15/23	8,275	7,820
Crown European Holdings SA 9.5% 3/1/11	8,500	9,563
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	6,090	6,395
8.25% 5/15/13	21,830	22,485
Pliant Corp. 0% 6/15/09 (d)(f)	12,925	10,792
Solo Cup Co. 8.5% 2/15/14 (f)	4,520	4,656
		88,082
Diversified Financial Services - 0.2%
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12 (f)	3,080	3,203
Metris Companies, Inc.:
10% 11/1/04	5,403	5,403
10.125% 7/15/06	2,000	1,970
		10,576
Diversified Media - 1.3%
Corus Entertainment, Inc. 8.75% 3/1/12	7,225	7,948
Entravision Communications Corp. 8.125% 3/15/09	14,455	15,358
Vertis, Inc. 9.75% 4/1/09	6,470	7,052
Vivendi Universal SA 9.25% 4/15/10	22,500	26,100
		56,458
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - 3.3%
AES Corp.:
7.75% 3/1/14	$ 10,450	$ 10,267
8.75% 5/15/13 (f)	15,775	17,057
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	7,390	7,242
8.75% 4/15/12 (f)	6,935	6,952
Calpine Corp. 8.75% 7/15/13 (f)	37,550	33,044
CMS Energy Corp.:
7.5% 1/15/09	10,153	10,204
7.75% 8/1/10 (f)	5,500	5,548
8.5% 4/15/11	1,725	1,794
8.9% 7/15/08	7,255	7,654
Illinois Power Co.:
7.5% 6/15/09	490	544
11.5% 12/15/10	17,950	21,316
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	7,510	7,773
Nevada Power Co. 10.875% 10/15/09	5,000	5,800
Southern Energy, Inc. New York 7.4% 7/15/04 (c)(f)	10,720	6,539
		141,734
Energy - 11.0%
ANR Pipeline, Inc.:
7.375% 2/15/24	17,535	17,360
9.625% 11/1/21	19,730	22,492
Chesapeake Energy Corp.:
7.5% 9/15/13	2,000	2,145
7.75% 1/15/15	6,000	6,480
El Paso Corp.:
7% 5/15/11	10,310	8,841
7.875% 6/15/12	13,035	11,585
El Paso Energy Corp.:
6.75% 5/15/09	32,715	29,035
6.95% 12/15/07	3,705	3,436
7.375% 12/15/12	5,670	4,869
7.75% 1/15/32	3,480	2,732
7.8% 8/1/31	22,130	17,483
El Paso Production Holding Co. 7.75% 6/1/13	10,250	9,738
Energy Partners Ltd. 8.75% 8/1/10	14,470	15,555
Enron Corp.:
6.4% 7/15/06 (c)	3,270	760
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Enron Corp.: - continued
6.625% 11/15/05 (c)	$ 13,290	$ 3,123
6.725% 11/17/08 (c)	4,095	952
6.75% 8/1/09 (c)	3,320	784
6.875% 10/15/07 (c)	8,050	1,872
6.95% 7/15/28 (c)	7,270	1,690
7.125% 5/15/07 (c)	1,390	323
7.375% 5/15/19 (c)	8,400	1,953
7.875% 6/15/49 (c)	1,390	323
8.375% 5/23/05 (c)	15,020	3,455
9.125% 4/1/49 (c)	285	66
9.875% 6/15/49 (c)	1,268	295
EXCO Resources, Inc. 7.25% 1/15/11 (f)	3,410	3,470
General Maritime Corp. 10% 3/15/13	9,420	10,645
InterNorth, Inc. 9.625% 3/15/06 (c)	5,575	1,296
Northwest Pipeline Corp. 8.125% 3/1/10	3,400	3,698
Ocean Rig Norway AS yankee 10.25% 6/1/08	1,685	1,575
OMI Corp. 7.625% 12/1/13	8,125	8,369
Plains Exploration & Production Co. LP 8.75% 7/1/12	5,620	6,182
Range Resources Corp. 7.375% 7/15/13	5,530	5,668
Seabulk International, Inc. 9.5% 8/15/13	17,020	17,701
Sonat, Inc.:
6.75% 10/1/07	1,295	1,183
6.875% 6/1/05	2,000	2,003
7.625% 7/15/11	5,850	5,097
Southern Natural Gas Co.:
7.35% 2/15/31	8,553	7,976
8% 3/1/32	18,965	18,633
8.875% 3/15/10	4,000	4,450
Tennessee Gas Pipeline Co.:
7% 10/15/28	8,920	8,073
7.5% 4/1/17	11,160	11,272
7.625% 4/1/37	1,445	1,344
8.375% 6/15/32	6,100	6,253
The Coastal Corp.:
6.375% 2/1/09	21,257	17,909
6.5% 5/15/06	955	900
6.5% 6/1/08	15,645	13,416
7.5% 8/15/06	10,820	10,279
10.75% 10/1/10	1,230	1,208
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Williams Companies, Inc.:
7.125% 9/1/11	$ 6,610	$ 6,907
7.625% 7/15/19	28,965	28,241
7.875% 9/1/21	19,475	18,964
8.125% 3/15/12	55,670	60,124
8.625% 6/1/10	12,280	13,447
8.75% 3/15/32	10,560	10,824
		474,454
Entertainment/Film - 1.1%
AMC Entertainment, Inc.:
8% 3/1/14 (f)	11,270	11,016
9.5% 2/1/11	1,378	1,440
Cinemark USA, Inc. 9% 2/1/13	10,300	11,330
Cinemark, Inc. 0% 3/15/14 (d)(f)	16,250	10,197
Regal Cinemas Corp. 9.375% 2/1/12	11,945	14,215
		48,198
Environmental - 0.7%
Allied Waste North America, Inc.:
6.375% 4/15/11 (f)	5,740	5,668
8.875% 4/1/08	3,000	3,360
9.25% 9/1/12	6,000	6,810
Browning-Ferris Industries, Inc.:
6.375% 1/15/08	400	412
7.4% 9/15/35	15,066	14,162
		30,412
Food and Drug Retail - 1.4%
Ahold Finance USA, Inc.:
6.25% 5/1/09	13,665	13,699
8.25% 7/15/10	22,940	25,005
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	5,202	5,384
Pathmark Stores, Inc. 8.75% 2/1/12	13,870	14,286
		58,374
Food/Beverage/Tobacco - 1.4%
Chiquita Brands International, Inc. 10.56% 3/15/09	9,718	10,641
Corn Products International, Inc. 8.25% 7/15/07	5,110	5,621
Doane Pet Care Co.:
9.75% 5/15/07	11,645	10,655
10.75% 3/1/10	7,500	7,988
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
Michael Foods, Inc. 8% 11/15/13 (f)	$ 2,690	$ 2,825
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)	17,255	18,635
WH Holdings Ltd./WH Capital Corp. 9.5% 4/1/11 (f)	3,110	3,304
		59,669
Gaming - 2.1%
Mandalay Resort Group 6.5% 7/31/09	16,415	17,072
MTR Gaming Group, Inc. 9.75% 4/1/10	4,110	4,398
Penn National Gaming, Inc. 8.875% 3/15/10	3,795	4,127
Station Casinos, Inc.:
6% 4/1/12 (f)	10,320	10,320
6.5% 2/1/14 (f)	10,140	9,963
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	19,620	21,680
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	4,579	4,945
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	13,150	15,780
		88,285
Healthcare - 2.7%
ALARIS Medical Systems, Inc. 7.25% 7/1/11	10,000	10,500
AmeriPath, Inc. 10.5% 4/1/13	14,500	14,790
Bio-Rad Laboratories, Inc. 7.5% 8/15/13	13,300	14,497
Fountain View, Inc. 9.25% 8/19/08 (e)	3,235	3,211
Genesis HealthCare Corp. 8% 10/15/13 (f)	2,230	2,336
HCA, Inc. 6.75% 7/15/13	10,310	10,855
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	5,310	5,363
National Nephrology Associates, Inc. 9% 11/1/11 (f)	3,240	3,758
Omega Healthcare Investors, Inc. 7% 4/1/14 (f)	9,110	9,292
Psychiatric Solutions, Inc. 10.625% 6/15/13	2,620	2,993
Senior Housing Properties Trust 7.875% 4/15/15	15,390	16,313
Triad Hospitals, Inc. 7% 11/15/13	13,090	12,959
VWR International, Inc.:
6.875% 4/15/12 (f)	3,340	3,432
8% 4/15/14 (f)	3,340	3,440
		113,739
Homebuilding/Real Estate - 1.6%
Beazer Homes USA, Inc. 8.375% 4/15/12	9,805	10,614
BF Saul REIT 7.5% 3/1/14 (f)	11,160	10,937
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	$ 7,000	$ 7,665
D.R. Horton, Inc. 7.875% 8/15/11	15,000	16,688
K. Hovnanian Enterprises, Inc. 7.75% 5/15/13	7,000	7,210
Standard Pacific Corp. 7.75% 3/15/13	7,940	8,258
William Lyon Homes, Inc. 7.5% 2/15/14 (f)	6,620	6,620
		67,992
Hotels - 1.2%
Gaylord Entertainment Co. 8% 11/15/13 (f)	4,340	4,503
Hilton Hotels Corp. 7.625% 12/1/12	9,340	10,367
Hines Nurseries, Inc. 10.25% 10/1/11	2,480	2,716
ITT Corp.:
6.75% 11/15/05	2,000	2,095
7.375% 11/15/15	20,000	20,850
La Quinta Properties, Inc. 8.875% 3/15/11	9,735	10,782
		51,313
Insurance - 0.4%
AAG Holding, Inc. 6.875% 6/1/08	15,010	15,948
Leisure - 1.5%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	1,026	831
10.5% 7/15/11	670	620
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	13,250	13,316
Town Sports International Holdings, Inc. 0% 2/1/14 (d)(f)	31,790	16,769
Town Sports International, Inc. 9.625% 4/15/11	1,000	1,035
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	18,375	21,315
Vail Resorts, Inc. 6.75% 2/15/14 (f)	12,630	12,283
		66,169
Metals/Mining - 1.7%
America Rock Salt Co. LLC 9.5% 3/15/14 (f)	5,250	5,447
Arch Western Finance LLC 6.75% 7/1/13 (f)	15,000	15,563
Better Minerals & Aggregates Co. 13% 9/15/09	4,570	3,519
Compass Minerals International, Inc. 0% 12/15/12 (d)	18,715	15,159
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14 (f)	7,905	7,035
10.125% 2/1/10	7,000	7,648
Haynes International, Inc. 11.625% 9/1/04 (c)	2,150	1,441
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Metals/Mining - continued
Massey Energy Co. 6.625% 11/15/10	$ 10,700	$ 10,754
Peabody Energy Corp. 6.875% 3/15/13	5,205	5,439
		72,005
Paper - 1.7%
Georgia-Pacific Corp.:
7.375% 12/1/25	3,000	2,918
7.75% 11/15/29	9,000	9,090
8% 1/15/24 (f)	19,450	20,204
8.125% 5/15/11	2,500	2,816
9.375% 2/1/13	1,000	1,165
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	20,500	21,525
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	2,410	2,531
Norske Skog Canada Ltd. 8.625% 6/15/11	13,320	14,419
		74,668
Publishing/Printing - 2.9%
American Media Operations, Inc. 8.875% 1/15/11	4,500	4,545
Dex Media, Inc.:
0% 11/15/13 (d)(f)	4,830	2,946
8% 11/15/13 (f)	16,350	15,696
Haights Cross Communications, Inc. 0% 8/15/11 (d)(f)	9,350	5,049
Haights Cross Operating Co. 11.75% 8/15/11	13,350	14,552
Houghton Mifflin Co.:
0% 10/15/13 (d)(f)	66,655	34,661
8.25% 2/1/11	8,260	8,343
9.875% 2/1/13	18,090	17,909
Mail-Well I Corp. 7.875% 12/1/13 (f)	1,410	1,336
PEI Holdings, Inc. 11% 3/15/10	320	372
Reader's Digest Association, Inc. 6.5% 3/1/11 (f)	9,085	9,130
Sun Media Corp. Canada 7.625% 2/15/13	10,365	10,987
		125,526
Railroad - 0.5%
Kansas City Southern Railway Co. 7.5% 6/15/09	3,000	3,045
TFM SA de CV:
12.5% 6/15/12	3,955	4,380
yankee:
10.25% 6/15/07	750	769
11.75% 6/15/09	13,650	13,616
		21,810
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Restaurants - 0.4%
Domino's, Inc. 8.25% 7/1/11	$ 5,510	$ 5,965
Morton's Restaurant Group, Inc. 7.5% 7/1/10	12,460	11,837
		17,802
Services - 1.5%
Iron Mountain, Inc.:
6.625% 1/1/16	14,540	13,668
7.75% 1/15/15	5,845	6,020
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	23,355	17,633
JohnsonDiversey, Inc. 9.625% 5/15/12	2,575	2,820
Worldspan LP 9.625% 6/15/11	23,085	24,759
		64,900
Shipping - 0.2%
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)	3,280	3,231
Transport Maritima Mexicana SA de CV yankee:
9.5% 8/15/04 (c)	500	474
10.25% 11/15/06 (c)	6,403	6,067
		9,772
Steels - 1.5%
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	25,465	22,791
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,695	9,738
International Steel Group, Inc. 6.5% 4/15/14 (f)	18,550	17,715
Ispat Inland ULC 9.75% 4/1/14 (f)	15,440	15,749
		65,993
Super Retail - 1.3%
AutoNation, Inc. 9% 8/1/08	12,200	13,878
Barneys, Inc. 9% 4/1/08	9,900	10,197
CSK Automotive, Inc. 7% 1/15/14 (f)	2,460	2,442
Hollywood Entertainment Corp. 9.625% 3/15/11	5,630	6,559
J. Crew Intermediate LLC 0% 5/15/08 (d)	13,765	11,081
J. Crew Operating Corp. 10.375% 10/15/07	12,380	12,380
		56,537
Technology - 4.1%
Amkor Technology, Inc. 7.75% 5/15/13	23,850	23,850
Danka Business Systems PLC 11% 6/15/10	4,000	4,080
IMAX Corp. 9.625% 12/1/10 (f)	12,330	12,515
IOS Capital LLC 7.25% 6/30/08	487	514
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Technology - continued
Lucent Technologies, Inc.:
6.45% 3/15/29	$ 46,195	$ 36,725
6.5% 1/15/28	1,165	920
Seagate Technology HDD Holdings 8% 5/15/09	9,695	10,519
Semiconductor Note Partners Trust 0% 8/4/11 (f)	3,000	4,320
Viasystems, Inc. 10.5% 1/15/11 (f)	17,735	19,686
Xerox Capital Trust I 8% 2/1/27	16,480	15,821
Xerox Corp. 7.625% 6/15/13	46,285	47,442
		176,392
Telecommunications - 12.0%
Alestra SA de RL de CV 8% 6/30/10	11,956	10,133
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	27,122	28,071
Centennial Communications Crop./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (f)	8,540	7,900
Crown Castle International Corp.:
7.5% 12/1/13	8,420	8,378
9.375% 8/1/11	16,665	18,207
Dobson Communications Corp. 8.875% 10/1/13	7,160	5,585
Eschelon Operating Co. 8.375% 3/15/10 (f)	7,710	6,592
Inmarsat Finance PLC 7.625% 6/30/12 (f)	3,280	3,329
Innova S. de R.L. 9.375% 9/19/13	19,890	21,581
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	30,840	27,602
MCI, Inc.:
5.908% 5/1/07	4,580	4,528
6.688% 5/1/09	420	398
7.735% 5/1/14	4,944	4,604
Millicom International Cellular SA 10% 12/1/13 (f)	14,420	15,141
Mobifon Holdings BV 12.5% 7/31/10	17,955	20,738
Nextel Communications, Inc.:
5.95% 3/15/14	6,370	6,115
6.875% 10/31/13	6,840	6,908
7.375% 8/1/15	84,305	87,870
Primus Telecom Holding, Inc. 8% 1/15/14 (f)	11,165	10,272
Qwest Communications International, Inc.:
7.25% 2/15/11 (f)	12,765	11,808
7.5% 11/1/08	5,046	4,743
7.5% 2/15/14 (f)	30,100	27,542
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Corp. 9.125% 3/15/12 (f)	$ 5,625	$ 5,977
Qwest Services Corp. 14% 12/15/14 (f)	19,973	23,868
Rogers Wireless, Inc. 6.375% 3/1/14 (f)	13,960	13,402
Rural Cellular Corp.:
8.25% 3/15/12 (f)	7,630	7,897
9.75% 1/15/10	4,120	3,832
9.875% 2/1/10	5,935	6,069
Triton PCS, Inc. 8.75% 11/15/11	7,105	6,572
U.S. West Communications:
6.875% 9/15/33	38,865	32,647
7.125% 11/15/43	1,355	1,131
7.2% 11/10/26	34,885	30,001
7.25% 9/15/25	5,795	5,273
7.25% 10/15/35	6,060	5,545
7.5% 6/15/23	14,935	13,666
8.875% 6/1/31	2,015	2,086
Western Wireless Corp. 9.25% 7/15/13	20,370	20,981
		516,992
Textiles & Apparel - 0.2%
Levi Strauss & Co. 12.25% 12/15/12	10,315	9,284
TOTAL NONCONVERTIBLE BONDS		3,614,989
TOTAL CORPORATE BONDS (Cost $3,525,152)		3,635,347
Common Stocks - 8.7%
	Shares
Automotive - 0.6%
Dana Corp.	745,000	15,019
Exide Technologies warrants 3/18/06 (a)	589	0
TRW Automotive Holdings Corp.	499,300	10,475
		25,494
Broadcasting - 0.3%
Fox Entertainment Group, Inc. Class A (a)	430,000	11,976
Building Materials - 0.3%
Jacuzzi Brands, Inc. (a)	177,900	1,555
Martin Marietta Materials, Inc.	300,000	12,975
		14,530
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Cable TV - 1.5%
EchoStar Communications Corp. Class A (a)	811,479	$ 26,933
NTL, Inc. (a)	563,393	31,984
NTL, Inc. (a)(h)	50,000	2,839
NTL, Inc. warrants 1/13/11 (a)	35,177	290
PTV, Inc. (a)	3	2
		62,048
Chemicals - 0.0%
Sterling Chemicals, Inc. (a)	853	22
Sterling Chemicals, Inc. warrants 12/19/08 (a)	1,384	0
		22
Consumer Products - 0.8%
Revlon, Inc. Class A (a)	10,355,668	34,691
Containers - 0.3%
Owens-Illinois, Inc. (a)	1,010,300	14,104
Trivest 1992 Special Fund Ltd. (a)(h)	11,400,000	114
		14,218
Diversified Media - 0.6%
Liberty Media Corp. Class A (a)	1,250,000	13,675
Viacom, Inc. Class B (non-vtg.)	350,000	13,528
		27,203
Electric Utilities - 0.5%
Edison International	550,000	12,870
PG&E Corp. (a)	360,000	9,907
		22,777
Energy - 1.0%
Apache Corp.	340,000	14,236
Chesapeake Energy Corp.	1,100,000	15,125
OMI Corp.	1,295,000	13,041
		42,402
Food and Drug Retail - 0.1%
Pathmark Stores, Inc. (a)	499,569	4,271
Food/Beverage/Tobacco - 0.4%
Volume Services America Holdings, Inc. Income Deposit Security	1,033,875	15,560
Gaming - 0.4%
Mikohn Gaming Corp.	632,721	2,721
Mikohn Gaming Corp. warrants 10/14/08 (a)(h)	535,456	214
Penn National Gaming, Inc. (a)	500,000	14,745
		17,680
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Healthcare - 0.5%
HCA, Inc.	310,000	$ 12,595
Quest Diagnostics, Inc.	75,000	6,326
		18,921
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group LLC (h)	159,600	1,462
Metals/Mining - 0.3%
Peabody Energy Corp.	250,000	11,723
Publishing/Printing - 0.2%
R.H. Donnelley Corp. (a)	225,000	10,190
Shipping - 0.5%
General Maritime Corp. (a)	1,100,000	22,099
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	9,900	248
Technology - 0.2%
Seagate Technology	550,000	6,881
Telecommunications - 0.0%
Covad Communications Group, Inc. (a)	7,449	15
Focal Communications Corp.:
warrants 12/31/04 (a)	6,143	18
warrants 12/31/04 (a)	30,716	0
SpectraSite, Inc. (a)	4,451	166
		199
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (h)	659,302	7,964
TOTAL COMMON STOCKS (Cost $433,402)		372,559
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.2%
Telecommunications - 0.0%
Dobson Communications Corp. Series F, 6.00% (f)	4,760	571
Focal Communications Corp.	15,665	141
		712
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Series B, 16.00% (h)	5,850	5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		6,562
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.8%
Broadcasting - 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	9,482	$ 9,624
Cable TV - 0.0%
CSC Holdings, Inc. Series H, 11.75%	1	0
PTV, Inc. Series A, 10.00%	57,686	433
433
Diversified Financial Services - 0.4%
American Annuity Group Capital Trust II 8.875%	18,557	18,835
Super Retail - 0.2%
General Nutrition Centers Holding Co. 12.00% (f)	7,090	7,480
TOTAL NONCONVERTIBLE PREFERRED STOCKS		36,372
TOTAL PREFERRED STOCKS (Cost $43,212)		42,934
Floating Rate Loans - 1.9%
	Principal Amount (000s)
Cable TV - 0.3%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (g)	$ 6,000	5,820
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (g)	1,450	1,414
United Pan-Europe Communications NV Tranche C2 term loan 6.64% 3/31/09 (g)	5,000	5,006
		12,240
Electric Utilities - 0.7%
Astoria Energy LLC term loan:
6.7011% 4/15/12 (g)	9,630	9,702
9.9% 4/15/12 (g)	7,710	7,826
Calpine Corp. Tranche 2 term loan 6.89% 7/15/07 (g)	14,888	13,994
		31,522
Energy - 0.2%
Magellan Midstream Holdings LP Tranche A term loan 4.67% 6/17/08 (g)	1,285	1,299
Ocean Rig Norway AS Tranche A term loan 5.87% 6/1/08 (g)	8,250	7,673
		8,972
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - 0.0%
Fisher Scientific International, Inc. Tranche C term loan 3.11% 3/31/10 (g)	$ 858	$ 866
Telecommunications - 0.5%
Qwest Corp. Tranche B term loan 6.95% 6/30/10 (g)	22,000	21,560
Textiles & Apparel - 0.2%
Levi Strauss & Co. Tranche B term loan 10% 9/29/09	6,633	6,982
TOTAL FLOATING RATE LOANS (Cost $80,770)		82,142
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 1.06% (b) (Cost $69,504)	69,504,018	69,504
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 0.94%, dated 4/30/04 due 5/3/04) (Cost $6,620)	$ 6,621	6,620
TOTAL INVESTMENT PORTFOLIO - 97.9% (Cost $4,158,660)		4,209,106
NET OTHER ASSETS - 2.1%		88,916
NET ASSETS - 100%		$ 4,298,022
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,031,908,000 or 24.0% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,443,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Arena Brands Holding Corp. Series B, 16.00%	6/25/02 - 10/3/02	$ 5,850
Mikohn Gaming Corp. warrants 10/14/08	9/26/03	$ -
NTL, Inc.	1/10/03	$ 620
Swerdlow Real Estate Group LLC	1/15/99	$ 7,697
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.2%
United Kingdom	2.5%
Canada	2.3%
Marshall Islands	1.3%
Mexico	1.2%
Others (individually less than 1%)	4.5%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $4,940,514,000 and $4,379,901,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,000 for the period.
The fund invested in loans and loans participations, trade claims or other receivables. At period end the value of these investments amounted to $82,142,000 or 1.9% of net assets.
Income Tax Information

At April 30, 2004, the fund had a capital loss carryforward of approximately $648,181,000 of which $85,782,000, $450,936,000 and $111,463,000 will expire on April 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including repurchase agreements of $6,620) (cost $4,158,660) - See accompanying schedule		$ 4,209,106
Cash		1
Receivable for investments sold		37,227
Receivable for fund shares sold		3,072
Dividends receivable		61
Interest receivable		74,230
Prepaid expenses		15
Other affiliated receivables		25
Other receivables		227
Total assets		4,323,964

Liabilities
Payable for investments purchased	$ 12,653
Payable for fund shares redeemed	7,977
Distributions payable	1,993
Accrued management fee	2,094
Other affiliated payables	752
Other payables and accrued expenses	473
Total liabilities		25,942

Net Assets		$ 4,298,022
Net Assets consist of:
Paid in capital		$ 4,871,631
Undistributed net investment income		31,189
Accumulated undistributed net realized gain (loss) on investments		(655,244)
Net unrealized appreciation (depreciation) on investments		50,446
Net Assets, for 541,252 shares outstanding		$ 4,298,022
Net Asset Value, offering price and redemption price per share ($4,298,022 ÷ 541,252 shares)		$ 7.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Dividends		$ 12,435
Interest		329,759
Security lending		56
Total income		342,250

Expenses
Management fee	$ 24,151
Transfer agent fees	7,006
Accounting and security lending fees	927
Non-interested trustees' compensation	22
Appreciation in deferred trustee compensation account	15
Custodian fees and expenses	117
Registration fees	207
Audit	169
Legal	199
Miscellaneous	40
Total expenses before reductions	32,853
Expense reductions	(179)	32,674
Net investment income (loss)		309,576
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of $(32,516) on sales of investments in affiliated issuers)		103,113
Change in net unrealized appreciation (depreciation) on investment securities		205,032
Net gain (loss)		308,145
Net increase (decrease) in net assets resulting from operations		$ 617,721

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 309,576	$ 251,865
Net realized gain (loss)	103,113	(91,974)
Change in net unrealized appreciation (depreciation)	205,032	372,595
Net increase (decrease) in net assets resulting from operations	617,721	532,486
Distributions to shareholders from net investment income	(333,709)	(211,025)
Share transactions Net proceeds from sales of shares	1,500,605	959,176
Reinvestment of distributions	302,529	191,999
Cost of shares redeemed	(1,622,807)	(676,931)
Net increase (decrease) in net assets resulting from share transactions	180,327	474,244
Redemption fees	1,830	1,092
Total increase (decrease) in net assets	466,169	796,797

Net Assets
Beginning of period	3,831,853	3,035,056
End of period (including undistributed net investment income of $31,189 and undistributed net investment income of $84,775, respectively)	$ 4,298,022	$ 3,831,853
Other Information Shares
Sold	191,181	146,980
Issued in reinvestment of distributions	38,179	31,028
Redeemed	(207,749)	(111,778)
Net increase (decrease)	21,611	66,230

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.69	$ 7.63	$ 9.14	$ 10.29
Income from Investment Operations
Net investment income (loss) B	.584	.562	.554 D	.781	.872
Net realized and unrealized gain (loss)	.613	.588	(.952) D	(1.612)	(.799)
Total from investment operations	1.197	1.150	(.398)	(.831)	.073
Distributions from net investment income	(.630)	(.472)	(.545)	(.686)	(.743)
Distributions from net realized gain	-	-	-	-	(.487)
Total distributions	(.630)	(.472)	(.545)	(.686)	(1.230)
Redemption fees added to paid in capital B	.003	.002	.003	.007	.007
Net asset value, end of period	$ 7.94	$ 7.37	$ 6.69	$ 7.63	$ 9.14
Total Return A	16.60%	18.89%	(5.16)%	(9.37)%	.94%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.84%	.81%	.79%	.83%
Expenses net of voluntary waivers, if any	.79%	.84%	.81%	.79%	.83%
Expenses net of all reductions	.78%	.83%	.81%	.78%	.82%
Net investment income (loss)	7.41%	9.06%	7.93% D	9.32%	9.09%
Supplemental Data
Net assets, end of period (in millions)	$ 4,298	$ 3,832	$ 3,035	$ 3,111	$ 3,179
Portfolio turnover rate	113%	125%	125%	82%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 275,201
Unrealized depreciation	(206,441)
Net unrealized appreciation (depreciation)	68,760
Undistributed ordinary income	28,237
Capital loss carryforward	(648,181)

Cost for federal income tax purposes	$ 4,140,346

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ 333,709	$ 211,025

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,286 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $167 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6 and $6, respectively.

8. Other Information.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the fund.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Mikohn Gaming Corp.	$ -	$ 11,440	$ 6,426	$ -	$ 2,721
Pathmark Stores, Inc.	12,125	-	8,954	-	4,271
TOTALS	$ 12,125	$ 11,440	$ 15,380	$ -	$ 6,992

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 16, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1977

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Capital & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-
2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a Member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a Member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Summer Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Summer Street Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Capital & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Mark J. Notkin (39)

Year of Election or Appointment: 2003

Vice President of Capital & Income. Mr. Notkin also serves as Vice President of other Fidelity funds. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds. Mr. Notkin also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Capital & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Capital & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Capital & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Capital & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Capital & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Capital & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Capital & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Capital & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Capital & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Capital & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	2,559,557,423.55	77.884
Against	525,390,509.70	15.987
Abstain	122,960,694.34	3.742
Broker Non-Votes	78,445,792.00	2.387
TOTAL	3,286,354,419.59	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	3,125,780,798.57	95.114
Withheld	160,573,621.02	4.886
TOTAL	3,286,354,419.59	100.000
Ralph F. Cox
Affirmative	3,119,765,778.55	94.931
Withheld	166,588,641.04	5.069
TOTAL	3,286,354,419.59	100.000
Laura B. Cronin
Affirmative	3,115,932,063.18	94.814
Withheld	170,422,356.41	5.186
TOTAL	3,286,354,419.59	100.000
Robert M. Gates
Affirmative	3,122,739,834.29	95.021
Withheld	163,614,585.30	4.979
TOTAL	3,286,354,419.59	100.000
George H. Heilmeier
Affirmative	3,125,791,516.42	95.114
Withheld	160,562,903.17	4.886
TOTAL	3,286,354,419.59	100.000
Abigail P. Johnson
Affirmative	3,109,441,037.15	94.617
Withheld	176,913,382.44	5.383
TOTAL	3,286,354,419.59	100.000
Edward C. Johnson 3d
Affirmative	3,111,275,896.85	94.673
Withheld	175,078,522.74	5.327
TOTAL	3,286,354,419.59	100.000
Donald J. Kirk
Affirmative	3,119,842,598.45	94.933
Withheld	166,511,821.14	5.067
TOTAL	3,286,354,419.59	100.000
Marie L. Knowles
Affirmative	3,124,334,177.66	95.070
Withheld	162,020,241.93	4.930
TOTAL	3,286,354,419.59	100.000
Ned C. Lautenbach
Affirmative	3,126,280,508.33	95.129
Withheld	160,073,911.26	4.871
TOTAL	3,286,354,419.59	100.000
Marvin L. Mann
Affirmative	3,119,208,557.40	94.914
Withheld	167,145,862.19	5.086
TOTAL	3,286,354,419.59	100.000
William O. McCoy
Affirmative	3,121,385,684.28	94.980
Withheld	164,968,735.31	5.020
TOTAL	3,286,354,419.59	100.000
Robert L. Reynolds
Affirmative	3,123,400,781.93	95.042
Withheld	162,953,637.66	4.958
TOTAL	3,286,354,419.59	100.000
William S. Stavropoulos
Affirmative	3,123,548,598.75	95.046
Withheld	162,805,820.84	4.954
TOTAL	3,286,354,419.59	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

123 South Lake Avenue
Pasadena, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

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Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

Mortgage Securities

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Short-Term Bond

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Spartan Investment Grade Bond

Strategic Income

Total Bond

Ultra-Short Bond

U.S. Bond Index

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CAI-UANN-0604
1.784716.101

Item 2. Code of Ethics

As of the end of the period, April 30, 2004, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Capital & Income Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Capital & Income Fund	$162,000	$132,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$9,000,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Capital & Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$50,000	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Capital & Income Fund	$2,300	$2,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A,B	2003A,B
Fidelity Capital & Income Fund	$4,700	$3,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2004A,B	2003A,B
PwC	$210,000	$200,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) According to PwC for the fiscal year ended April 30, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Capital & Income Fund	0%

(g) For the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed by PwC of $1,950,000A,B and $1,850,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A,B	2003A,B
Covered Services	$250,000	$200,000
Non-Covered Services	$1,700,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	June 23, 2004